UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2011

Goodrich Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-12719	76-0466193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

801 Louisiana, Suite 700 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 780-9494

N/A

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

Goodrich Petroleum Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 19, 2011. At the meeting, the Company’s stockholders were requested to: (1) elect three Class I directors to serve on the Company’s board of directors for a term of office expiring at the Company’s 2014 Annual Meeting of Stockholders, (2) ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, (3) approve, on an advisory basis, the compensation of the Company’s named executive officers, (4) approve, on an advisory basis, the frequency of the stockholder vote on the compensation of the Company’s named executive officers, (5) approve the First Amendment to the Company’s amended 2006 Long-Term Incentive Plan (the “2006 Plan”) and (6) reapprove the material terms of the 2006 Plan for purposes of complying with Section 162(m) of the Internal Revenue Code (the “Code”). Each of these items is more fully described in the Company’s proxy statement filed on April 14, 2010.

The certified results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1 — Election of Class I Directors: The election of each Class I director was approved as follows:

Nominee	For	Withheld
Josiah T. Austin	27,460,163	280,957
Peter D. Goodson	27,488,380	252,470
Gene Washington	24,987,775	2,753,345

Proposal No. 2 — Ratification of the Selection of Ernst & Young LLP: The ratification of the selection of Ernst & Young LLP was approved as follows:

For	Against	Abstain
32,057,502	48,935	10,308

Proposal No. 3 — Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers: The compensation of the Company’s named executive officers was approved on an advisory basis as follows:

For	Against	Abstain	Broker Non-Votes
24,195,356	704,787	2,840,978	4,375,624

Proposal No. 4 — Approval, on an Advisory Basis, of the Frequency of the Stockholder Vote on the Compensation of the Company’s Named Executive Officers: The holding of the advisory vote on the compensation of the Company’s named executed officers every year was approved on an advisory basis as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
16,839,659	90,243	10,507,107	304,111	4,375,625

In accordance with the stockholders’ recommendation, the Company has determined that it will hold an advisory vote on the compensation of its named executive officers every year, until the next stockholder advisory vote on the frequency of the advisory vote on the compensation of the Company’s named executive officers.

Proposal No. 5 — Approval of the First Amendment to the 2006 Plan: The First Amendment to the 2006 Plan was approved as follows:

For	Against	Abstain	Broker Non-Votes
14,982,726	9,998,455	2,759,939	4,375,625

Proposal No. 6 — Reapproval of the Material Terms of the 2006 Plan for Purposes of Complying with Section 162(m) of the Code: The material terms of the 2006 Plan were reapproved as follows:

For	Against	Abstain	Broker Non-Votes
16,876,451	8,105,582	2,759,087	4,375,625

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION

Date: May 23, 2011	By:	/s/ Michael J. Killelea
Michael J. Killelea
Senior Vice President, General Counsel and Corporate Secretary

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